EGA Emerging Global Shares Trust
Supplement dated March 9, 2010 to the
Statement of Additional Information dated January 26, 2010

1.           Throughout the Statement of Additional Information (“SAI”), all references to the date of the Prospectus and SAI as “January 26, 2009” are changed to “January 26, 2010”.

2.           The following information is added to page 3 at the end of the “General Information About the Trust” section:

Compliance with Mauritius Law

The Emerging Global Shares INDXX India Infrastructure Index Fund (the “III Fund”) invests substantially all of its assets in EG Shares India Infrastructure Mauritius, a wholly owned subsidiary organized in the Republic of Mauritius (the “Subsidiary”), which in turn, invests at least 90% of its assets in Indian securities. The Subsidiary has qualified as an “Expert Fund” under the Regulations of the Securities Act 2005 of the Republic of Mauritius.  These Regulations provide that only “Expert Investors” may invest in the Expert Fund.  An “Expert Investor” is an investor  such as the III Fund who makes an initial investment for its own account, of not less than US$100,000 or is a sophisticated investor as defined in the Regulations of the Securities Act 2005 or any similarly defined investor in any other legislation.

The Subsidiary has been incorporated as a Global Business Company and has been issued a category 1 license by the Financial Services Commission of Mauritius.  It must be distinctly understood that in issuing this license, the Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or for the correctness of any statements made or opinions expressed with regard to it.

Investors in the Subsidiary are not protected by any statutory compensation arrangements in Mauritius in the event  of the Subsidiary’s failure.

Mauritius Anti-Money Laundering Regulations

To ensure compliance with the Financial Intelligence and Anti-Money Laundering Act 2002 and the Code on the Prevention of Money Laundering and Terrorist Financing (“Code”) issued by the Financial Services Commission of Mauritius, the Subsidiary or its agents will require every applicant for shares (such as the III Fund) to provide certain information/documents for the purpose of verifying the identity of the applicant, sources of funds and obtain confirmation that the application monies do not represent, directly or indirectly, the proceeds of any crime.  The request for information may be reduced where an application is a regulated financial services business based in the Republic of Mauritius or in an equivalent jurisdiction (i.e., subject to the supervision of a public authority) or in the case of public companies listed on Recognized Stock/Investment Exchanges, as set out in the Code.

In the event of delay or failure by the applicant to produce any information required for verification purposes, the Subsidiary may refuse to accept the application and the subscription monies relating thereto or may refuse to process a redemption request until proper information has been provided.  Investors such as the III Fund should note specifically that the Subsidiary reserves the right to request such information as may be necessary in order to verify the identity of the investor and the owner of the account to which the redemption proceeds will be paid.  Redemption proceeds will not be paid to a third party account.

Each applicant for shares must acknowledge that the Subsidiary shall be held harmless against loss arising as a result of a failure to process an application for shares or redemption request if such information and documentation as requested by the Subsidiary has not been provided by the applicant.

The III Fund, as the sole shareholder of the Subsidiary, will satisfy all applicable requirements under the Code in order to purchase and redeem shares of the Subsidiary.

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Please keep this Supplement for future reference.